Plant and Equipment, Net	12 Months Ended
Dec. 31, 2025
Plant and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

7. PLANT AND EQUIPMENT, NET

Plant and equipment, net consisted of the following:

	As of December 31,
	2025	2025	2024	2023
	US$	S$	S$	S$
At cost:
- Machineries	287,605	369,815	351,005	1,391,005
- Motor vehicles	314,626	404,559	370,852	370,852
- Forklift	34,530	44,400	44,400	44,400
	636,761	818,774	766,257	1,806,257
Less: Accumulated depreciation	(547,675)	(704,224)	(630,867)	(1,023,296)
Plant and equipment, net	89,086	114,550	135,390	782,961

Depreciation expense for the fiscal years ended December 31, 2025, 2024 and 2023 were S$73,357 (approximately US$57,050), S$101,957 and S$184,364, respectively.

As of December 31, 2025, the depreciation expense attributable to future periods is S$48,162 (approximately US$37,456) for 2026, S$32,866 (approximately US$25,560) for 2027 and S$8,622 (approximately US$6,705) for 2028.

Impairment of Long-Lived Assets

The Company evaluates its long-lived assets, including plant and equipment, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. The recoverability assessment is based on estimates of future undiscounted cash flows expected to result from the use and eventual disposition of the asset or asset group. If the carrying amount exceeds the estimated undiscounted cash flows, an impairment loss is recognized to the extent the carrying value exceeds fair value.

As of December 31, 2025, 2024 and 2023, management determined that there were no indicators of impairment and no impairment losses were recognized.